UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
    ------------------------------------------------------------------------
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

           Earliest Event Date requiring this Report: January 26, 2007

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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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    FLORIDA                          0-28331                      84-1047159
(State of Incorporation or   (Commission File Number)         (I.R.S. Employer
    organization)                                            Identification No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                          (954) 252-3440 (Registrant's
                     telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRIES INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On January 26, 2007, China Direct Trading Corporation ("China Direct") entered into a Purchase and Settlement Agreement, dated and effective as of December 31, 2006 ("Agreement") a Florida limited liability company ("CPS"), and William
Dato, and Howard Ullman, the Chief Executive Officer and President of China Direct whereby: (a) CPS is repurchasing the CPS Membership Interests owned by China Direct, which ownership position equals fifty one percent (51%) of the issued and outstanding Membership Interests of CPS, in return for the transfer of 600,000 shares of China Direct's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), and which are convertible into 50,739, 958 shares of China Direct Common Stock, $0.0001 par value per share, beneficially owned by William Dato, the founder of and a Member of CPS, to China Direct, and (b) issuance of a promissory note by CPS to China Direct in the principal amount of $225,560, bearing annual interest at 7% with interest-only payments commencing on July 1st and thereafter being paid quarterly on April 1st, July 1st, October 1st and January 1st until the principal and all unpaid interest thereon shall become due and payable on the maturity date, being January 26, 2010, (the "2007 Promissory Note") and (c) the mutual releases contained in the Agreement. As a result of this transaction, China Direct will have no ownership interest in CPS and neither CPS nor William Dato will have an ownership interest in China Direct. The 2007 Promissory Note provides that if principal and accrued interest thereon is not paid in full by the maturity date, then 2007 Promissory Note's maturity date will be roll over for successive one year periods until paid in full. For any roll over period, the annual interest will be increased to 12%. The 2007 Promissory Note also provides that the principal amount may be automatically increased by an amount up to $7,500 if the amount claimed as the cost of replacement of a garden by the customer for a power generator is abandoned or settled for less than $7,500. The Agreement allows CPS to off set, if CPS so elects, any payments due under the 2007 Promissory Note to China Direct by any amounts owed to CPS under the indemnification provisions of the Agreement (See Section 4.5 of the Agreement). The 2007 Promissory Note is attached hereto as Exhibit 2.1.

CPS is also indebted to China Direct under a promissory note in the original principal amount of $250,000, executed by William Dato on June 27, 2006 and payable to China Direct, bearing interest at 7% per annum and maturing on June 30, 2007, subject to extension (the "2006 Promissory Note") and subject to offset by (i) $41,600 owed by an affiliate of China Direct to the CPS for funds advanced by CPS for portable generators which were never delivered and (ii) $15,000 as an agreed amount paid to compensate CPS for refunds required to be made to clients of CPS for cancelled sales made personally by Howard Ullman (which amounts have been applied first to accrued and unpaid interest due September 30, 2006 and December 31, 2006 and then applied to quarterly interest payable on the principal of the 2006 Note to maturity (June 30, 2007), and then to reduce the principal amount of the 2006 Promissory Note to $210,900). The 2006 Promissory Note is attached to this Report as Exhibit 2.2.

Further, the Agreement: (a) cancels the Voting Agreement, dated January 27, 2006, by and among William Dato, China Direct and Howard Ullman; (b) removes China Direct as a party to the Employment Agreement, dated January 27, 2006, and
(d)  requires  CPS and  William  Dato to  cooperate  with  China  Direct and the

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auditors   in    completing    all   audits    required   by   China    Direct's
Commission-reporting obligations in fiscal years 2006 and 2007. Pursuant to the terms of the Agreement, William Dato resigned from all positions at China Direct and Howard Ullman resigned from all positions at CPS - both effective January 26, 2007.

The net result of the Agreement is to cancel the transactions entered into by and among China Direct, CPS and William Dato under the January 26, 2006 Purchase Agreement by and among China Direct, CPS and William Dato, which transaction was reported by the Form 8-K filed by China Direct with the Commission on January 31, 2006, and end China Direct's involvement in the distribution of commercial and residential standby power generators by CPS.

The above summary of the Agreement, 2007 Promissory Note and the 2006 Promissory
Note is qualified in its entirety by reference to the text of each such document as attached hereto as Exhibit 2 and Exhibit 2.1, respectively.

Reasons for Transaction. China Direct has decided to sell its Membership Interests in CPS and remove itself from the business of distributing commercial and residential standby power generators because: (a) China Direct wants to focus on industries like Capstone Industries, Inc., China Direct's wholly-owned consumer product subsidiary and a company with a shorter sales cycle, less burdensome business development and market expansion costs and less burdensome ongoing inventory and inventory financing needs than the distribution of commercial and residential standby power generators, (b) China Direct wants to focus on products that can be direct shipped from contract manufacturers in China and other foreign sources and the commercial and residential standby power generators market proved to be not as receptive as originally anticipated by China Direct to Chinese-made standby power generators, (c) China Direct and CPS developed differing strategies on the appropriate business development for CPS in fiscal years 2007 and beyond, and (d) the commercial and residential standby power generator market in Florida and in the Gulf States region will not be, in the opinion of China Direct and based on current circumstances, as profitable as originally projected by China Direct. China Direct also believes that it does not now and will not possess in the near future the sort of access to ongoing public financing that an operation like a commercial and residential standby power generator distributor requires to sustain and expand its customer base and market share.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported on Form 8-K, dated January 27, 2006 and as filed with the Commission on January 31, 2006, China Direct acquired a 51% Membership Interest in CPS in return for a purchase price consisting of the payment of $637,000 in cash and the delivery of 600,000 of the Series A Preferred Stock to CPS Member William Dato. Pursuant the Agreement, which was entered into on January 26, 2007 by China Direct, CPS, William Dato and Howard Ullman, China Direct sold its 51% Membership Interest in CPS to CPS for the consideration described in Item 1.01 above, which sale was dated and effective as of December 31, 2006.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

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The following exhibits are filed with this Report:


EXHIBIT NUMBER                     DESCRIPTION


2 Purchase and Settlement Agreement by and among China Direct Trading Corporation, Complete Power Solutions, LLC, William Dato and Howard Ullman, January 26, 2007; and

2.1 Promissory Note, dated January 26, 2007, issued by Complete Power Solutions, LLC for the benefit of China Direct Trading Corp. and in the principal amount of $225,560; and

2.2 Promissory Note, dated June 26, 2006, issued by Complete Power Solutions, LLC for the benefit of China Direct Trading Corp. in the original principal amount of $250,000; and

99.1 Press release dated January 29, 2007, by China Direct Trading Corporation regarding the Purchase and Settlement Agreement by and among China Direct Trading Corporation, Complete Power Solutions, LLC, William Dato and Howard Ullman, January 26, 2007.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CHINA DIRECT TRADING CORPORATION

                             Date: January 29, 2007
                             By: /s/ Howard Ullman
                             Howard Ullman, Chief Executive Officer,
                             President and Chairman







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EXHIBITS


Exhibit Number                    Description

2 Purchase and Settlement Agreement by and among China Direct Trading Corporation, Complete Power Solutions, LLC, William Dato and Howard Ullman, January 26, 2007; and

2.1 Promissory Note, dated January 26, 2007, issued by Complete Power Solutions, LLC for China Direct Trading Corp. and in the principal amount of $225,560; and

2.2 Promissory Note, dated June 26, 2006, issued by Complete Power Solutions, LLC for the benefit of China Direct Trading Corp. in the original principal amount of $250,000; and

99.1 Press release dated January 29, 2007, by China Direct Trading Corporation regarding the Purchase and Settlement Agreement by and among China Direct Trading Corporation, Complete Power Solutions, LLC, William Dato and Howard Ullman, January 26, 2007.




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